SEC File Nos. 33-80630
                                                                811-8576

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-1A
          Registration Statement Under the Securities Act of 1933   [X]
                      Post-Effective Amendment No. 2

                                   and
   Registration Statement Under the Investment Company Act of 1940  [X]
                            Amendment No. 4

              AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
             (Exact Name of Registrant as specified in charter)

                          333 South Hope Street
                      Los Angeles, California 90071
                  (Address of principal executive offices)

            Registrant's telephone number, including area code:
                           (213) 486-9200

                         JULIE F. WILLIAMS
                       333 South Hope Street
                   Los Angeles, California 90071
              (name and address of agent for service)

                             Copies to:
                       Cary I. Klafter, Esq.
                        MORRISON & FOERSTER
                       345 California Street
                 San Francisco, California 94104
                   (Counsel for the Registrant)

  The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.

                 Approximate date of proposed public offering:
    It is proposed that this filing become effective on September 29, 1995, pursuant to paragraph (b) of rule 485.

                AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                          CROSS REFERENCE SHEET

  ITEM NUMBER OF                                    CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A



1.      Cover Page                                  Cover Page

2.      Synopsis                                    Summary of Expenses

3.      Financial Highlights                        Financial Highlights

4.      General Description of Registrant           Investment Objective and Policies; Certain Securities
                                                    and Investment Techniques;
                                                    Fund Organization and Management

5.      Management of the Fund                      Summary of Expenses; Fund
                                                    Organization and Management

6.      Capital Stock and Other Securities          Investment Objective and Policies; Certain
                                                    Securities and Investment Techniques;
                                                    Fund Organization and Management;
                                                    Dividends, Distributions and Taxes

7.      Purchase of Securities Being Offered        Purchasing Shares

8.      Redemption or Repurchase                    Redeeming Shares

9.      Legal Proceedings                           N/A



  ITEM NUMBER OF                                     CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                                ADDITIONAL INFORMATION (PART "B")



10.     Cover Page                                  Cover Page

11.     Table of Contents                           Table of Contents

12.     General Information and History             General Information; Investment Restrictions

13.     Investment Objectives and Policies          Description of Certain Securities and Investment
                                                    Techniques; Investment Restrictions

14.     Management of the Registrant                Fund Officers and Directors; Management

15.     Control Persons and Principal Holders       Fund Officers and Directors
        of Securities

16.     Investment Advisory and Other Services      Management

17.     Brokerage Allocation and Other Practices    Execution of Portfolio Transactions

18.     Capital Stock and Other Securities          None

19.     Purchase, Redemption and Pricing of         Purchase of Shares; Shareholder
        Securities Being Offered                    Account Services and Privileges; Redemption of Shares

20.     Tax Status                                  Dividends and Distributions

21.     Underwriter                                 Management -- Principal Underwriter

22.     Calculation of Performance Data             Investment Results

23.     Financial Statements                        Financial Statements



ITEM IN PART "C"

24.     Financial Statements and Exhibits

25.     Persons Controlled by or under
        Common Control with Registrant

26.     Number of Holders of Securities

27.     Indemnification

28.     Business and Other Connections of
        Investment Adviser

29.     Principal Underwriters

30.     Location of Accounts and Records

31.     Management Services

32.     Undertakings



        Signature Page


      PROSPECTUS


      AMERICAN
      HIGH-
      INCOME
      MUNICIPAL
      BOND FUND(SM)


      AN OPPORTUNITY FOR A HIGH
      LEVEL OF CURRENT INCOME
      EXEMPT FROM REGULAR
      FEDERAL INCOME TAXES
      THROUGH INVESTMENTS IN
      MUNICIPAL BONDS

      October 1, 1995

      [LOGO OF THE AMERICAN FUNDS GROUP(R)]

The fund's investment objective is to provide shareholders with a high level of current income exempt from regular federal income taxes through investments in municipal bonds. From time to time income may be subject to various taxes, including federal alternative minimum and state taxes.


UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 65% OF ITS ASSETS IN BONDS RATED A OR BELOW AND AT LEAST 50% OF ITS TOTAL ASSETS IN SUCH SECURITIES RATED Baa OR BBB OR BELOW BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD AND POOR'S CORPORATION OR UNRATED BUT DETERMINED TO BE OF COMPARABLE QUALITY. SECURITIES RATED Ba OR BB OR BELOW ARE COMMONLY KNOWN AS "JUNK" BONDS AND ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL, INCLUDING RISK OF DEFAULT, THAN ARE LOWER YIELDING, HIGHER RATED BONDS; THEREFORE, THESE INVESTMENTS MAY NOT BE SUITABLE FOR ALL INVESTORS AND SHOULD BE CONSIDERED CAREFULLY PRIOR TO INVESTING. (FOR ADDITIONAL INFORMATION SEE "INVESTMENT OBJECTIVE AND POLICIES," PAGE 3; AND "CERTAIN SECURITIES AND INVESTMENT TECHNIQUES -- RISKS OF INVESTING IN BONDS," PAGE 4.)



This prospectus presents information you should know before investing in the fund. It should be retained for future reference. You may obtain the statement of additional information for the fund dated October 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at 333 South Hope Street, Los Angeles, CA 90071 or telephoning 800/421-0180. These requests will be honored within three business days of receipt.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

40-010-1095

-------------------------------------------------------------------------------

               SUMMARY OF
                 EXPENSES

  Average annual expenses
      paid over a 10-year
          period would be
    approximately $12 per
  year, assuming a $1,000
      investment and a 5%
           annual return.


     TABLE OF CONTENTS

 Summary of Expenses........2

 Financial Highlights.......3

 Investment Objective and
  Policies..................3

 Certain Securities and
  Investment Techniques.....4

 Risks of Investing in
  Bonds.....................4

 Investment Results........10

 Dividends, Distributions
  and Taxes................10

 Fund Organization
  and Management...........11

 Appendix..................14

 The American Funds
  Shareholder Guide........16

  Purchasing Shares........16

  Reducing Your Sales
   Charge..................19

  Shareholder Services.....20

  Redeeming Shares.........22

  Retirement Plans.........24


    IMPORTANT PHONE NUMBERS

    Shareholder Services:
     800/421-0180 ext. 1

       Dealer Services:
     800/421-9900 ext. 11

     American FundsLine(R)
     800/325-3590 (24-hour
         information)

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 4.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets after fee waiver)

Management fees.......................................................  0.10%/3/
12b-1 expenses........................................................  0.30%/4/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.22%
Total fund operating expenses.........................................  0.62%

EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming a 5%
annual return./6/                                $54     $66     $80   $121/5/


/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Purchases of $1 million or more are not subject to an initial sales charge as described in this prospectus. However, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares-- Contingent Deferred Sales Charge.")


/3/ The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average net assets of the fund. Capital Research and Management Company has been voluntarily waiving fees to the extent necessary to ensure that the fund's expenses do not exceed 0.76% of the average daily net assets. Without such a waiver, fees (as a percentage of average net assets) would be 0.42%.

/4/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.


/5/ The total for ten years is cumulative. The annual average expenses paid over a ten-year period would be approximately $12 per year. Expenses are based on the amounts listed under "Annual Fund Operating Expenses."

/6/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
       (For a share    unqualified report covering the period September 26,
        outstanding    1994 (commencement of operations) to July 31, 1995 is
     throughout the    included in the statement of additional information.
            period)    This information should be read in conjunction with the
                       financial statements and accompanying notes which are also included in the statement of additional information.


                                                                 PERIOD
                                                        SEPTEMBER 26, 1994/1/ TO
                                                             JULY 31, 1995
                                                        ------------------------
  Net Asset Value, Beginning of Period.................        $14.29
                                                               ------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...............................           .76
   Net realized and unrealized gain on investments.....           .85
                                                               ------
   Total income from investment operations.............          1.61
                                                               ------
   LESS DISTRIBUTIONS:
   Dividends from net investment income................          (.76)
                                                               ------
  Net Asset Value, End of Period.......................        $15.14
                                                               ======
  Total Return/2/......................................         11.62%/3/
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in millions)..............        $  157
  Ratio of expenses to average net assets..............           .62%/3/,/4/
  Ratio of net income to average net assets............          5.66%/3/
  Portfolio turnover rate..............................         46.42%/3/

 --------
 /1/  Commencement of operations.
 /2/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.
 /3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
 /4/ Had Capital Research and Management Company not waived fees, the fund's ratio of expenses to average net assets would have been 0.94% for the period.

         INVESTMENT    The fund's investment objective is to provide
          OBJECTIVE    shareholders with a high level of current income exempt
       AND POLICIES    from regular federal income taxes. In seeking to
                       achieve its investment objective, the fund may forego
 The fund's goal is    opportunities that would result in capital gains and
     to provide you    may accept prudent risks to capital value, in each case
  with high current    to take advantage of opportunities for higher current
 income exempt from    income. For example, the fund may purchase, at prices
    regular federal    above their principal amounts, bonds that provide a
      income taxes.    higher yield and interest income than current market
                       rates.

                       During periods of normal market conditions, at least 80% of the fund's total assets will be invested in tax-exempt securities consisting primarily of state, municipal and public authority bonds and notes, with an emphasis on higher yielding, higher risk, lower rated or unrated bonds.

                       Under normal market conditions, the fund will invest at least 65% of its total assets in bonds that are rated A or below by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") or unrated but are determined to be of comparable quality by the fund's investment adviser, Capital Research and Management Company. (For

-------------------------------------------------------------------------------

                       this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) In addition, at least 50% of its total assets will be invested in such securities that are rated Baa or below by Moody's or BBB or below by S&P or unrated but are determined to be of comparable quality.

                       Bonds that are rated Ba or below by Moody's or BB or below by S&P or unrated but are determined to be of comparable quality are commonly known as "junk" or "high-yield, high-risk" bonds and typically are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding, higher rated bonds. The fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in unrated bonds that are determined to be of comparable quality). In addition, the fund may invest up to 5% of its total assets in bonds rated C by Moody's or D by S&P (or in unrated bonds that are determined to be of comparable quality).

                       The fund may invest without limitation in those tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes; therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax. In addition, investments may be made in short-term taxable obligations (generally, securities with original or remaining maturities of one year or less) when, for economic reasons, these investments are considered advisable. (See "Certain Securities and Investment Techniques--Temporary Investments.")

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN BONDS The market values of fixed-
     SECURITIES AND    income securities generally vary inversely with the
         INVESTMENT    level of interest rates--when interest rates rise,
         TECHNIQUES    their values will generally decline and vice versa. The
                       magnitude of these changes generally will be greater
  Investing in this    the longer the remaining maturity of the security.
      fund involves    Fluctuations in the value of the fund's investments
     special risks.    will be reflected in its net asset value per share
                       which will typically decline when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba or BB or lower or comparable unrated bonds) typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to the lower credit quality of the issuer than are higher rated bonds. Their values tend to be more

-------------------------------------------------------------------------------

                       sensitive to adverse economic changes than lower yielding, higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ba or BB or lower are considered speculative. Bonds rated C or D are described by the ratings agencies as "having extremely poor prospects of ever attaining any real investment standing" or "in default and payment of interest and/or repayment of principal is in arrears." See the Appendix (on page 14) for a complete description of the bond ratings.

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1995 was as follows: bonds--Aaa/AAA-1.70%; Aa/AA-1.05%; A/A-3.14%; Baa/BBB-
                       47.63%; Ba/BB-7.38%; and non-rated-29.03%; some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows: Baa/BBB-10.82%; Ba/BB-13.41% and B/B-4.80%.
                       Money market instruments and cash made up 10.07% of the fund's portfolio.

                       High-yield, high-risk bonds are very sensitive to adverse economic changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected financial goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation, if enacted, could have on the market for such bonds cannot be predicted.

                       High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

                       There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose

-------------------------------------------------------------------------------

                       of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                       Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and other relevant developments.

                       MUNICIPAL BONDS Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or for public improvements or for lending private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. (See "Additional Information Concerning Taxes" in the statement of additional information.) Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

                       The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Limited obligation or revenue bonds are secured by the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations.

                       Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal

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                       authorities, are generally not secured by the taxing
                       power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue. Lease revenue bonds or certificates of participation in leases are another type of limited obligation or revenue bond. These are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually. (Of course, these instruments are subject to the risk that such funds will not be appropriated or that, as a result of damage or destruction to the leased facility, the lessee may be relieved of its obligation to make lease payments.)

                       There are, in addition, a variety of hybrid and special types of municipal obligations, such as zero coupon and pre-refunded bonds (see the statement of additional information) as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

                       The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

                       WHEN-ISSUED SECURITIES AND FIRM COMMITMENT
                       AGREEMENTS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in the value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. (See the statement of additional information.)

                       VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

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                       MATURITY There are no restrictions on the maturity
                       composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       ILLIQUID SECURITIES The fund will invest no more than 15% of its net assets, in aggregate, in illiquid securities (generally securities that are not readily marketable).

                       The fund may invest in municipal lease revenue obligations, some of which may be illiquid subject to the above described limitation. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuer and lessees, the terms of the lease, frequency and volume of trading and number of dealers.

                       CONCENTRATION OF INVESTMENTS The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), or life care facilities. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the fund also increases. The fund will not invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities.

                       TEMPORARY INVESTMENTS The fund may invest all or a portion of its assets in short-term municipal obligations of up to one year in maturity for temporary defensive purposes. Generally, the income from all such securities is exempt from federal income tax. (See "Additional Information Concerning Taxes" in the statement of additional information.) Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include:
                       (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by

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                       domestic banks, corporate commercial paper, and
                       bankers' acceptances; and (4) repurchase agreements (which are subject to the limitations described in the statement of additional information).

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how the segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

------------------------------------------------------------------------------------------------
                                                                         YEARS OF EXPERIENCE AS
                                                                         INVESTMENT PROFESSIONAL
PORTFOLIO COUNSELORS                        YEARS OF EXPERIENCE AS            (APPROXIMATE)
        FOR                                  PORTFOLIO COUNSELOR
     AMERICAN         PRIMARY TITLE(S)           FOR AMERICAN              WITH CAPITAL
    HIGH-INCOME                                  HIGH-INCOME               RESEARCH AND
     MUNICIPAL                                    MUNICIPAL                 MANAGEMENT
     BOND FUND                                    BOND FUND                 COMPANY OR     TOTAL
                                                                         ITS AFFILIATES    YEARS
------------------------------------------------------------------------------------------------
 Neil L. Langberg   Senior Vice President of  Since the fund began       17 years       17 years
                    the fund.                 operations*
                    Vice President--
                    Investment Management
                    Group, Capital
                    Research and Management
                    Company
------------------------------------------------------------------------------------------------
 Mark R. Macdonald  Vice President--Invest-   Since the fund began       1 year         10 years
                    ment Management Group,    operations*
                    Capital Research and
                    Management Company
------------------------------------------------------------------------------------------------
 John H. Smet       Vice President, Capital   Since the fund began       12 years       13 years
                    Research and              operations*
                    Management Company
------------------------------------------------------------------------------------------------

 *  THE FUND BEGAN OPERATIONS ON SEPTEMBER 26, 1994

--------------------------------------------------------------------------------

         INVESTMENT   The fund may from time to time compare its investment
            RESULTS   results to various indices or other mutual funds in re-
                      ports to shareholders, sales literature and advertise-
   The fund's total   ments. The results may be calculated on a total return
    return over its   and/or yield basis for various periods, with or without
           lifetime   sales charges. Results calculated without a sales charge
     (September 26,   will be higher. Total returns assume the reinvestment of
  1994 through June   all dividends and capital gain distributions.
          30, 1995)
          was 5.40%   The fund's yield and the average total return are calcu-
      (assuming the   lated in accordance with Securities and Exchange Commis-
      maximum sales   sion requirements which provide that the maximum sales
   charge was paid)   charge be reflected. The fund's yield for the 30-day pe-
         and 10.64%   riod ended June 30, 1995, was 5.76%. The fund's total
 (assuming no sales   return over its lifetime, as of June 30, 1995, was 5.40%
  charge was paid).   (assuming the maximum sales charge was paid) and 10.64%
                      (assuming no sales charge was paid). Of course, past re-sults are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be ob-tained without charge by writing to the Secretary of the fund at the address indicated on the cover of this pro-spectus.

         DIVIDENDS,   DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
      DISTRIBUTIONS   from its net investment income daily and distributes the
          AND TAXES   accrued dividends to shareholders each month. Dividends
                      begin accruing one day after payment for shares is
             Income   received by the fund or American Funds Service Company.
  distributions are   All capital gains, if any, are distributed annually,
   made each month.   usually in December. When a capital gain is declared,
                      the net asset value per share is reduced by the amount of the payment.

                      FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and any net capital gains, the fund itself is relieved of federal income tax.

                      As a regulated investment company, the fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements which the fund intends to satisfy.

                      The fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund even though the interest, if realized directly, would be exempt from these taxes. For example, a state may require that a fund hold a specified percentage of that state's bonds in order for the fund to pass through interest paid on these bonds to its shareholders on a state tax-exempt basis, whereas if the bonds were held directly by shareholders the interest would be exempt from state tax. In addition, to the extent shareholders receive dividends derived from taxable interest income or distributions of capital gains, these dividends or distributions will not be exempt from federal (or state or local) income tax.

-------------------------------------------------------------------------------

                       You will be advised as to the tax consequences of dividends and capital gain distributions. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS (OTHER THAN TAX-EXEMPT DIVIDENDS) AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end diversified management investment company, was
                AND    organized as a Maryland corporation on June 14, 1994.
         MANAGEMENT    The fund's board supervises fund operations and
                       performs duties required by applicable state and
      The fund is a    federal law. Members of the board who are not employed
      member of The    by Capital Research and Management Company or its
     American Funds    affiliates are paid certain fees for services rendered
    Group, which is    to the fund as described in the statement of additional
  managed by one of    information. They may elect to defer all or a portion
    the largest and    of these fees through a deferred compensation plan in
   most experienced    effect for the fund. Shareholders have one vote per
         investment    share owned and, at the request of the holders of at
          advisers.    least 10% of the shares, the fund will hold a meeting
                       at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.


                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% on the first $60 million of

-------------------------------------------------------------------------------

                       average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $200 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.33%, 0.36%, 0.39%, 0.42% and 0.45%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071-1447; 135 South State College Boulevard, Brea, CA 92621-5804; 8000 IH-10 West, San Antonio, TX 78230-3874; 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240-4319 and 5300 Robin Hood Road, Norfolk, VA 23513-2407. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees). (See "Purchasing Shares--Sales Charges" below.)

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $41,000 for the fiscal year ended July 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.



                             AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS


                        SERVICE
                         AREA         ADDRESS                STATES SERVED
                       --------------------------------------------------------
                       WEST    P.O. Box 2205               AK, AZ, CA, HI, ID,
                               Brea, CA 92622-2205         MT, NV, OR, UT, WA
                               Fax: 714/671-7080           and outside the U.S.
                       --------------------------------------------------------
                       CENTRAL P.O. Box 659522             AR, CO, IA, KS, LA,
                       - WEST  San Antonio, TX 78265-9522  MN, MO, ND, NE, NM,
                               Fax: 210/530-4050           OK, SD, TX and WY
                       --------------------------------------------------------
                       CENTRAL P.O. Box 6007               AL, IL, IN, KY, MI,
                       - EAST  Indianapolis, IN 46206-6007 MS, OH, TN and WI
                               Fax: 317/735-6620
                       --------------------------------------------------------
                       EAST    P.O. Box 2280               CT, DE, FL, GA, MA,
                               Norfolk, VA 23501-2280      MD, ME, NC, NH, NJ,
                               Fax: 804/670-4773           NY, PA, RI, SC, VA,
                                                           VT, WV and
                                                           Washington, D.C.
                       --------------------------------------------------------
                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 FOR SERVICE.
                       --------------------------------------------------------

                                     [LOGO OF UNITED STATES MAP]

                       West (light grey); Central-West (white); Central-East (dark grey), East (blue)

-------------------------------------------------------------------------------

           APPENDIX    Moody's Investors Service, Inc. rates the long-term
     Description of    debt securities issued by various entities in
      bond ratings.    categories ranging from "Aaa" to "C," according to
                       quality as described below.

                       "Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

                       "Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

                       "A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

                       "Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

                       "Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

                       "B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

                       "Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

                       "Ca -- Speculative in a high degree; often in default or having other marked shortcomings."

                       "C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

-------------------------------------------------------------------------------

                       Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

                       "AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

                       "AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

                       "A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

                       "BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

                       "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

                       "C1 -- Reserved for income bonds on which no interest is being paid."

                       "D -- In default and payment of interest and/or repayment of principal is in arrears."

                [LOGO OF THE AMERICAN FUNDS SHAREHOLDER GUIDE]

         PURCHASING    METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
             SHARES   ---------------------------------------------------------
                                   See "Investment      $50 minimum (except
    Your investment                Minimums and Fund    where a lower
    dealer can help                Numbers" for         minimum is noted
 you establish your                initial              under "Investment
  account--and help                investment           Minimums and Fund
      you add to it                minimums.            Numbers").
 whenever you like.  --------------------------------------------------------
                      By           Visit any            Mail directly to
                      contacting   investment dealer    your investment
                      your         who is registered    dealer's address
                      investment   in the state         printed on your
                      dealer       where the            account statement.
                                   purchase is made
                                   and who has a
                                   sales agreement
                                   with American
                                   Funds
                                   Distributors.
                      --------------------------------------------------------
                       By mail     Make your check      Fill out the account
                                   payable to the       additions form at the
                                   fund and mail to     bottom of a recent
                                   the address          account statement,
                                   indicated on the     make your check
                                   account              payable to the fund,
                                   application.         write your account
                                   Please indicate      number on your check,
                                   an investment        and mail the check
                                   dealer on the        and form in the
                                   account              envelope provided
                                   application.         with your account
                                                        statement.
                      --------------------------------------------------------
                       By wire     Call 800/421-0180    Your bank should wire
                                   to obtain your       your additional
                                   account              investments in the
                                   number(s), if        same manner as
                                   necessary. Please    described under
                                   indicate an          "Initial Investment."
                                   investment dealer
                                   on the account.
                                   Instruct your
                                   bank to wire
                                   funds to:
                                   Wells Fargo Bank
                                   155 Fifth Street
                                   Sixth Floor
                                   San Francisco,
                                   CA 94106
                                   (ABA #121000248)
                                   For credit to the
                                   account of:
                                   American Funds
                                   Service Company
                                   a/c #4600-076178
                                   (fund name)
                                   (your fund acct.
                                   no.)
                      --------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.

                      SHARE PRICE Shares are purchased at the next offering price after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares on the basis of the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                MINIMUM
                                                INITIAL    FUND
  FUND                                        INVESTMENT NUMBER
  ----                                        ---------- ------
  STOCK AND STOCK/BOND FUNDS
  AMCAP Fund(R)..............................   $1,000     02
  American Balanced Fund(R)..................      500     11
  American Mutual Fund(R)....................      250     03
  Capital Income Builder(R)..................    1,000     12
  Capital World Growth and
   Income Fund(SM)...........................    1,000     33
  EuroPacific Growth Fund(R).................      250     16
  Fundamental Investors(SM)..................      250     10
  The Growth Fund of America(R)..............    1,000     05
  The Income Fund of America(R)..............    1,000     06
  The Investment Company of America(R).......      250     04
  The New Economy Fund(R)....................    1,000     14
  New Perspective Fund(R)....................      250     07
  SMALLCAP World Fund(SM)....................    1,000     35
  Washington Mutual Investors Fund(SM).......      250     01

                                                MINIMUM
                                                INITIAL    FUND
  FUND                                        INVESTMENT NUMBER
  ----                                        ---------- ------
  BOND FUNDS
  American High-Income Municipal
   Bond Fund(SM).............................   $1,000     40
  American High-Income Trust(R)..............    1,000     21
  The Bond Fund of America(SM)...............    1,000     08
  Capital World Bond Fund(R).................    1,000     31
  Intermediate Bond Fund of America(R).......    1,000     23
  Limited Term Tax-Exempt
   Bond Fund of America(SM)..................    1,000     43
  The Tax-Exempt Bond Fund of America(SM)....    1,000     19
  The Tax-Exempt Fund of California(R)*......    1,000     20
  The Tax-Exempt Fund of Maryland(R)*........    1,000     24
  The Tax-Exempt Fund of Virginia(R)*........    1,000     25
  U.S. Government Securities Fund(SM)........    1,000     22

  MONEY MARKET FUNDS
  The Cash Management Trust of America(R)....    2,500     09
  The Tax-Exempt Money Fund of America(SM)...    2,500     39
  The U.S. Treasury Money Fund of America(SM).   2,500     49

 --------
*Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales.

                       Any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--

-------------------------------------------------------------------------------

                       Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current or retired registered representatives or full-time employees and their spouses and minor children of dealers having sales agreements with American Funds Distributors and plans for such persons; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;
                       (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

-------------------------------------------------------------------------------

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)



                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales

-------------------------------------------------------------------------------

                       charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                      --------------------------------------------------------
           REDEEMING    By writing     Send a letter of instruction
             SHARES     to American    specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                        --------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                        --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                             [LOGO OF      This prospectus has been printed on
                          RECYCLED PAPER]  recycled paper that meets the
                                           guidelines of the United States
                                           Environmental Protection Agency

24


                        AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                          Part B
                           Statement of Additional Information

                                    October 1, 1995

    This document is not a prospectus but should be read in conjunction with the current prospectus dated October 1, 1995 of American High-Income Municipal Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       American High-Income Municipal Bond Fund, Inc.
                                Attention:  Secretary
                               333 South Hope Street
                              Los Angeles, CA  90071
                                   (213) 486-9200

                               Table of Contents

ITEM                                                              Page No.



Description of Securities and Investment Techniques               1

Investment Restrictions                                           5

Fund Officers and Directors                                       8

Management                                                        11

Dividends and Distributions                                       14

Additional Information Concerning Taxes                           14

Purchase of Shares                                                17

Shareholder Account Services and Privileges                       19

Execution of Portfolio Transactions                               19

General Information                                               20

Investment Results                                                21

Financial Statements                                              23



              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Objective and Policies."

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when it is believed that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations only ensure the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention to do so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33$% of the value of its total assets, taken at the time any such loan is made.

   WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

    The fund will not use these transactions for leveraging purposes, and will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (in other words, it will have an amount greater than its net assets subject to market risk). Should the fund be in a leveraged position during a period of declining bond prices, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate addetional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT - In seeking to achieve the fund's objectives, the Investment Adviser causes the fund to purchase securities that it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation.
Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY - Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent.)

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the fund may not:

  1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

 2. Invest in companies for the purpose of exercising control or management;

 3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

  6. Make loans in an aggregate amount in excess of 33$% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

 7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

 9. Pledge, or hypothecate any of its assets, except in an amount up to one-third of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Invest in interests in oil, gas, or other mineral exploration or development programs (or leases);

 11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

 12. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

 13. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

 For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

NON-FUNDAMENTAL POLICIES - The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval:

 1. The fund does not currently intend to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

 2. The fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days), nor invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities);

 3. The fund will not invest more than 15% of its total assets in the securities of issuers (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) which together with any predecessors have a record of less than three years continuous operation;

 4. The fund does not currently intend to purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or principal underwriter who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities;

 5. The fund does not currently intend to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

 6. The fund will not invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction; and

 7. The fund does not currently intend to purchase securities in the event its borrowings exceed 5% of total assets.


                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER

                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS        OF FUND

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL    BOARDS ON
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND          WHICH

                                                                      COMPENSATION/1/) FOR   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                      THE PERIOD         FOR THE PERIOD        SERVES/2/
                                                                      SEPTEMBER 26, 1994   SEPTEMBER 26, 1994 TO
                                                                      TO JULY 31, 1995   JULY 31, 1995

++ H. Frederick Christie    Director      Private Investor.  The Mission    $1,400/4/         $142,891               18

 P.O. Box 144                             Group (non-utility holding
 Palos Verdes Estates, CA                   Company, subsidiary of Southern

90274                                     California Edison Company),
 Age: 62                                  former President and Chief
                                          Executive Officer

 Diane C. Creel             Director      Chairwoman, CEO and President,    $800              $28,019                12

 100 W. Broadway                          The Earth Technology Corporation

 Suite 5000
 Long Beach, CA 90802
 Age: 46

 Martin Fenton, Jr.         Director      Chairman, Senior Resource Group    $1,400            $105,628               16

 4350 Executive Drive                     (management of senior living
 Suite 101                                centers)
 San Diego, CA  92121-2116
 Age: 60

 Leonard R. Fuller          Director      President, Fuller & Company, Inc.    $800              $28,664                12

 4337 Marina City Drive                   (financial management consulting

 Suite 841 ETN                            firm)
 Marina del Rey, CA 90292
 Age:  49

+* Abner D. Goldstine       President,    Capital Research and Management    none/4/            none/4/               12

 Age: 65                    PEO and       Company, Senior Vice President

                            Director      and Director

+** Paul G. Haaga, Jr.      Chairman of   Capital Research and Management    none/4/            none/4/               14

 Age: 46                    the Board     Company, Senior Vice President

                                          and Director

 Herbert Hoover III         Director      Private Investor             $1,400             $61,573               14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431
 Age: 67

 Richard G. Newman          Director      Chairman, President and CEO,    $1,400/4/          $40,559               12
 3250 Wilshire Boulevard                  AECOM Technology Corporation
 Los Angeles, CA 90010-1599                 (architectural engineering)
 Age: 60

 Peter Valli                Director      Chairman and CEO, BW/IP      $1,400/4/          $38,650               12
 200 Oceangate Boulevard                  International Inc. (industrial

 Suite 900                                manufacturing)
 Long Beach, CA 90802
 Age: 68



+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071//

   /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Martin Fenton, Jr. ($1,549), Richard G. Newman ($1,626) and Peter C. Valli ($1,561). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                    OFFICERS

*** Neil L. Langberg, SENIOR VICE PRESIDENT. Capital Research and Management Company, Vice President - Investment Management Group

** Mary C. Cremin, VICE PRESIDENT AND TREASURER. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

* Kimberly S. Verdick, ASSISTANT SECRETARY. Capital Research and Management Company, Compliance Associate - Fund Business Management Group

** Anthony W. Hynes, Jr., ASSISTANT TREASURER.  Capital Research and Management
  Company, Vice President - Fund Business Management Group

*  Address is 333 South Hope Street, Los Angeles, CA  90071.
** Address is 135 South State College Boulevard, Brea, CA  92621.
*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

 No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,200 to Directors who are not affiliated with the Investment Adviser. No fees are paid for attendance at Board of Directors meetings or meetings of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until September 25, 1996, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 For the purposes of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders, taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution expenses would be excluded from this limit. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

    The Investment Adviser has agreed to bear any fund expenses (with the exception of interest, taxes, brokerage costs and extraordinary expenses such as litigation and acquisitions) in excess of 0.90% of the fund's average net assets per annum, subject to reimbursement by the fund, during a period which will terminate at the earlier of (i) such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or (ii) October 1, 2004. Each month, to the extent the fund owes money to the Investment Adviser pursuant to this provision of the Agreement and the fund's annualized expense ratio for the month is below 0.90%, the fund will reimburse the Investment Adviser until the fund's annualized expense ratio equals 0.90% or the debt is repaid, whichever comes first. During the period, the Investment Adviser's total fees amounted to $403,000. Voluntary fee waivers amounted to $306,000 for the period ended July 31, 1995.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the period ended July 31, 1995 amounted to $266,000 after allowance of $2,846,000 to dealers.

 As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund shall be committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million. Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the period, the fund paid $260,000 under the plan as compensation to dealers. As of July 31, 1995, accrued and unpaid distribution expenses were $11,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS - The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from year to year. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Trustee is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts.) Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice, in the form of the fund's annual report, mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. The fund may invest without limitation in "private activity" bonds. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum tax income. With respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends- received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters.

 Under the Code, distributions of net investment income by the Fund to a resident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service, except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.

 All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

 Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

 3. The value of the net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written statement of intention (the "Statement") in the form provided by the Principal Underwriter and signed by the purchaser. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder signs a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser must remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

DEALER COMMISSIONS - The following commissions will be paid, as described in the prospectus, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of retirement plans for which Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The Statement of Assets and Liabilities included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information audited annually by the fund's independent auditors, Price Waterhouse LLP, whose selection is determined annually by the Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

    The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1995



Net asset value and redemption price per share

(Net assets divided by shares outstanding)                     $ 15.14

Maximum offering price per share (100/95.25 of

per share net asset value, which takes into account

the fund's current maximum sales charge)                       $ 15.90



                              INVESTMENT RESULTS

    The fund's yield is 5.70% based on a 30-day (or one month) period ended July 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2[(a-b/cd + 1)/6/ -1]

   Where: a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursements).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.

    The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended July 31, 1995 was 9.44%.

    The fund's average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/=ERV.

    The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one, five and ten-year periods after such a period has elapsed.

    During its lifetime (September 26, 1994 to July 31, 1995), the fund had a total return of 6.34% compared with 9.10% for The Lehman Brothers Municipal Bond Index./1/

   /1/ The Lehman Brothers 7-Year Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of A BBB by Standard & Poor's Corporation.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods since 1964 during which those funds were managed by Capital Research and Management Company (115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
Investment Portfolio, July 31, 1995

QUALITY RATINGS

AAA:               3.0%
A:                 4.2%
BBB:              56.0%
BB:               23.3%
B:                 5.0%
Not Rated:         0.5%
Cash Equivalents:  8.0%

                                                                        Principal          Market

                                                                        Amount             Value

                                                                        (000)              (000)

TAX-EXEMPT SECURITIES MATURING IN MORE THAN

 ONE YEAR - 91.45%



ARIZONA - 2.01%

 Arizona Educational Loan Marketing Corp.,

  Educational Loan Revenue Bonds, Junior

  Subordinate Series 1993, 6.30% 2008                                   $3,155             3,155



CALIFORNIA - 6.43%

 Foothill/Eastern Transportation Corridor Agency

  Toll Road Revenue Bonds, Series 1995A (Fixed

  Rate) Senior Lien Current Interest Bonds,

  6.00% 2034                                                            2,150              1,949

 Los Angeles County Capital Asset Leasing

  Corporation, Certificates of Participation

  (Marina del Rey), Series A, 6.25% 2003                                3,715              3,607

 Pleasanton Joint Powers Financing Authority,

  Subordinate Reassessment Revenue Bonds,

  1993 Series B, 6.125% 2002                                            4,530              4,528



COLORADO - 5.45%

 Colorado Student Obligation Bond Authority,

  Student Loan Asset-Backed Bonds, Senior

  Subordinate 1995 Series II-B, 6.20% 2008                              1,000              1,002

 City and County of Denver, Airport System

  Revenue Bonds:

   Series 1991D, 7.75% 2013                                             1,000              1,186

   Series 1992C, 6.55% 2003                                             4,500              4,748

   Series 1994A:

    7.00% 1999                                                          1,000              1,073

    7.50% 2023                                                          500                533



DISTRICT OF COLUMBIA - 0.98%

 Hospital Revenue Refunding Bonds (Washington

  Hospital Center Issue), Series 1992A,

  7.00%, 2005                                                           1,500              1,537



FLORIDA - 3.91%

 Broward County, Resource Recovery Revenue Bonds,

  Series 1984 North Project, 7.95% 2008                                 865                964

 The Crossings at Fleming Island Community

  Development District (Clay County), Special

  Assessment Bonds, Series 1995, 8.25% 2016                             5,000              5,166



GEORGIA - 1.46%

 Fulco Hospital Authority, Revenue Anticipation

  Certificates (Georgia Baptist Health Care

  System Project):

   Series 1992A, 6.375% 2022                                            2,250              2,095

   Series 1992B, 6.375% 2022                                            200                186



ILLINOIS - 10.80%

 Health Facilities Authority:

  Revenue Refunding Bonds (Edward Hospital

   Project), Series 1993A, 6.00% 2019                                   1,000              929

  Revenue Bonds (Fairview Obligated Group Project),

   Series 1992A, 9.50% 2022                                             2,750              2,960

 City of Chicago, Chicago-O'Hare International

  Airport, Special Facility Revenue Bonds

  (United Air Lines, Inc. Project):

   Series 1988A, 8.95% 2018                                             1,925              2,171

   Series 1988B, 8.85% 2018                                             1,170              1,328

 City of Chicago, Skyway Toll Bridge Refunding

  Revenue Bonds, Series 1994:

   6.50% 2010                                                           1,500              1,497

   6.75% 2017                                                           1,500              1,509

 Village of Robbins, Cook County, Resource

  Recovery Revenue Bonds (Robbins Resource

  Recovery Partners, L.P. Project), Series 1994A:

   8.75% 2005                                                           1,000              1,067

   9.25% 2014                                                           5,000              5,470



INDIANA - 3.18%

 Indianapolis Airport Authority (United Air Lines,

  Inc., Indianapolis Maintenance Center Project),

  Special Facilities Revenue Bonds, Series 1995 A,

  6.50% 2031                                                            1,000              956

 City of East Chicago, Pollution Control

  Refunding Revenue Bonds:

   (Inland Steel Company Project No. 10),

    Series 1993, 6.80% 2013                                             1,000              1,005

   (Inland Steel Company Project No. 11),

    Series 1994, 7.125% 2007                                            2,000              2,065

 City of Sullivan, Pollution Control Revenue

  Refunding Bonds (Indiana Michigan Power Company

  Project), Series C, 5.95% 2009                                        1,000              969



KENTUCKY - 5.09%

 Kenton County Airport Board (Commonwealth of

  Kentucky), Special Facilities Revenue Bonds

  (Delta Air Lines, Inc. Project), 1992 Series A:

  6.75% 2002                                                            1,000              1,035

  7.50% 2012                                                            2,225              2,332

  6.125% 2022                                                           5,000              4,622



LOUISIANA - 11.03%

 Housing Finance Agency, Single Family Mortgage

  Revenue Bonds, Series 1995A-2, 7.80% 2026                             4,145              4,688

 Parish of Beauregard, Solid Waste Disposal

  Revenue Bonds (Boise Cascade Corporation

  Project), Series 1993, 6.30% 2023                                     3,500              3,362

 Industrial Development Board of the Parish of

  Calcasieu, Inc., Pollution Control Revenue

  Refunding Bonds (Gulf States Utilities Company

  Project), Series 1992, 6.75% 2012                                     3,000              2,985

 Orleans Levee District, Levee Improvement Fixed

  Rate Refunding Bonds, Series 1987A, 8.25% 2014                        5,000              5,163

 Parish of St. Charles, Adjustable/Fixed Rate

  Pollution Control Revenue Bonds (Louisiana

  Power & Light Company Project), Series 1984,

  8.25% 2014                                                            1,000              1,107



MARYLAND - 3.36%

 Health and Higher Educational Facilities

  Authority, Revenue Bonds, Howard County General

  Hospital Issue, Series 1993, 5.50% 2021                               2,000              1,656

 Housing Opportunities Commission of Montgomery

  County, Multifamily Revenue Bonds (Strathmore

  Court at White Flint), 1994 Issue A-2:

   7.50 2024                                                            1,000              1,037

   7.50 2027                                                            500                516

 Baltimore County, Pollution Control Revenue

  Refunding Bonds (Bethlehem Steel Corporation

  Project), Series 1994A, 7.55% 2017                                    2,000              2,068



MICHIGAN - 8.60%

 Hospital Finance Authority, Hospital Revenue

  Refunding Bonds (Genesys Health System

  Obligated Group), Series 1995A:

   8.00% 2005                                                           2,000              2,198

   7.50% 2027                                                           3,500              3,559

 The Economic Development Corporation of the

  County of Midland, Subordinated Pollution

  Control Limited Obligation Revenue Refunding

  Bonds (Midland Cogeneration Project),

  Series 1990B, 9.50% 2009                                              7,100              7,731



MISSISSIPPI - 1.12%

 Claiborne County Adjustable/Fixed-Rate Pollution

  Control Revenue Bonds (Middle South Energy,

  Inc. Project), Series C, 9.875% 2014                                  1,500              1,751



NEW HAMPSHIRE - 0.62%

 Business Finance Authority, Pollution control

  Refunding Revenue Bonds (The United Illuminating

  Company Project), 1993 Series A, 5.875% 2033                          1,100              974



NEW JERSEY - 2.02%

 Economic Development Authority, First Mortgage

  Revenue Fixed Rate Bonds (Fellowship Village

  Project), Series 1995A, 9.25% 2025                                    3,000              3,175



NEW YORK - 0.66%

 The City of New York, General Obligation Bonds,

  Fiscal 1995 Series B, 7.00% 2016                                      1,000              1,036



OHIO - 0.93%

 The Student Loan Funding Corporation, Cincinnati,

  Student Loan Revenue Refunding Bonds, Series

  1991A, 7.20% 2003                                                     1,400              1,454



PENNSYLVANIA - 8.78%

 Economic Development Financing Authority,

  Resource Recovery Revenue Bonds (Colver Project),

  Series 1994 D, 7.15% 2018                                             3,000              3,060

 The Hospitals Authority of Philadelphia,

  Hospital Revenue Bonds (Temple University

  Hospital), Series of 1983, 6.625% 2023                                2,250              2,264

 Cambria County Industrial Development Authority,

  Pollution Control Revenue Refunding Bonds

  (Bethlehem Steel Corporation Project),

  Series 1994, 7.50% 2015                                               2,500              2,571

 Schuylkill County Industrial Development

  Authority, Resource Recovery Revenue Refunding

  Bonds (Schuylkill Energy Resources, Inc.

  Project), Series 1993, 6.50% 2010                                     5,875              5,869



SOUTH CAROLINA - 2.82%

 York County, Pollution Control Facilities

  Revenue Bonds (Bowater Incorporated Project),

  Series 1990, 7.625% 2006                                              4,000              4,427



TENNESSEE - 1.77%

 Memphis-Shelby County Airport Authority, Special

  Facilities Revenue Bonds (Federal Express

  Corporation), Series 1984,  7.875% 2009                               2,500              2,783



TEXAS - 8.39%

 Alliance Airport Authority, Inc., Special

  Facilities Revenue Bonds (American Airlines,

  Inc. Project), Series 1990, 7.00% 2011                                5,000              5,213

 Dallas-Fort Worth International Airport

  Facility Improvement Corporation, American

  Airlines, Inc., Revenue Bonds, Series 1992,

  7.25% 2030                                                            1,500              1,550

 Tomball Hospital Authority, Hospital Revenue

  Refunding Bonds, Series 1993, 6.125% 2023                             5,030              4,487

 West Side Calhoun County Navigation District,

  Solid Waste Disposal Revenue Bonds (Union

  Carbide Chemicals and Plastics Company Inc.

  Project), Series 1993, 6.40% 2023                                     1,980              1,915



WEST VIRGINIA - 1.42%

 City of South Charleston, Pollution Control

  Revenue Refunding Bonds ( Union Carbide

  Corporation Project), Series 1985, 7.625% 2005                        2,000              2,222



WASHINGTON - 0.62%

 The Public Industrial Corporation (Port of

  Camas-Washougal), Pollution Control Refunding

  Revenue Bonds (James River Project),

  Series 1993, 6.70% 2023                                               1,000              980

                                                                                           ---------

                                                                                           $143,445

                                                                                           ---------



TAX-EXEMPT SECURITIES MATURING IN

 ONE YEAR OR LESS - 6.46%



 State of California, 1994 Revenue Anticipation

  Warrants, Series C, FGIC Insured 5.75% 4/25/96                        1,500              1,522

 County of Los Angeles, California, 1995-96 Tax

  and Revenue Anticipation Notes, Series A,

  4.50% 7/1/96                                                          1,900              1,911

 Southwestern Illinois Development Authority,

  Solid Waste Disposal Revenue Bonds (Shell Oil

  Company Wood River Project), Daily Adjustable

  Rate, 4.00% 8/1/95*                                                   600                600

 State of Michigan, Full Faith and Credit General

  Obligation Notes, 5.00% 9/29/95                                       2,000              2,004

 Grapevine Industrial Development Corporation

  (Texas), Multiple Mode Revenue Bonds (American

  Airlines, Inc. Project), Daily Adjustable Rate,

  Series B-4, 3.90% 8/1/95*                                             100                100

 State of Texas, Tax and Revenue Anticipation

  Notes, Series 1994, 5.00% 8/31/95                                     3,800              3,804

 Peninsula Ports Authority of Virginia, Coal

  Terminal Revenue Refunding Bonds (Dominion

  Terminal Associates Project), Variable Rate

  Demand Note, 3.80% 8/1/95*                                            200                200

                                                                                           ---------

                                                                                           10,141

                                                                                           ---------

TOTAL TAX-EXEMPT SECURITIES (COST: $146,795,000)                                           $153,586

Excess of cash, prepaids and receivables over

 payables                                                                                  3,278

                                                                                           ---------

NET ASSETS                                                                                 $156,864

                                                                                           =========


*Coupon rates may change periodically; yield at
 acquisition reflects current coupon rate.
See Notes to Financial Statements
AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

at July 31, 1995                                                    (dollars in thousands)

ASSETS:

 Tax-exempt securities

  (cost: $146,795)                                                                    $153,586

 Cash                                                                                 23

 Prepaid organization expense                                                         20

 Receivables for-

  Sales of fund's shares                                            772

  Accrued interest                                                  2,903             3,675

                                                                    ---------         ---------

                                                                                      157,304

LIABILITIES:

 Payables for-

  Repurchases of fund's shares                                      126

  Dividends payable                                                 275

  Management services                                               23

  Accrued Expenses                                                  16                440

                                                                    ---------         ---------

NET ASSETS AT JULY 31, 1995-

 Equivalent to $15.14 per share on 10,363,011

 shares of $0.01 par value capital stock

 outstanding (ahthorized capital stock -                                              $156,864

200,000,000 shares)                                                                   =========



STATEMENT OF OPERATIONS

for the period September 26, 1994*

to July 31, 1995 (dollars in thousands)

INVESTMENT INCOME:

 Income:

  Interest on tax-exempt securities                                                   $5,969

                                                                                      ---------

 Expenses:

  Management services fee                                           $403

  Distribution expenses                                             260

  Transfer agent fee                                                41

  Report to shareholders                                            24

  Registration statement and prospectus                             66

  Postage, stationery and supplies                                  14

  Director's fees                                                   10

  Auditing and legal fees                                           13

  Custodian fee                                                     4

  Taxes other than federal income tax                               2

  Organization expense                                              50

  Other expenses                                                    7

                                                                    ---------

   Total expenses before reimbursement                              894

  Reimbursement of expenses                                         306               588

                                                                    ---------         ---------

  Net investment income                                                               5,381

                                                                                      ---------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                                    2,246

 Net unrealized appreciation

  on investments                                                                      6,791

                                                                                      ---------

  Net realized gain and unrealized

   appreciation on investments                                                        9,037

                                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                      $14,418

                                                                                      =========



STATEMENT OF CHANGES IN NET ASSETS

for the period September 26, 1994*

to July 31, 1995 (dollars in thousands)

OPERATIONS:

 Net investment income                                                                $5,381

 Net realized gain on investments                                                     2,246

 Net unrealized appreciation

  on investments                                                                      6,791

                                                                                      ---------

  Net increase in net assets

   resulting from operations                                                          14,418

                                                                                      ---------

DIVIDENDS PAID FROM NET

 INVESTMENT INCOME                                                                    (5,381)

                                                                                      ---------

CAPITAL SHARE TRANSACTIONS:

 Proceeds from shares sold:

  11,466,307 shares                                                                   164,049

Proceeds from shares issued in

 reinvestment of net investment

 income dividends: 239,900 shares                                                     3,535

Cost of shares repurchased:

 1,350,194 shares                                                                     (19,857)

                                                                                      ---------

 Net increase in net assets

  resulting from capital share

  transactions                                                                        147,727

                                                                                      ---------

TOTAL INCREASE IN NET ASSETS                                                          156,764

NET ASSETS:

 Beginning of period                                                                  100

                                                                                      ---------

 End of period                                                                        $156,864

                                                                                      =========


*Commencement of operations

See Notes to Financial Statements
Notes to Financial Statements

1. American High-Income Municipal Bond Fund, Inc. (the "fund") was organized on June 14, 1994 as a Maryland Corporation. On August 25, 1994, the fund obtained its initial capital of $100,000 from the sale of 6,998 shares of its capital stock at $14.29 per share to Capital Research and Management Company (CRMC), the investment adviser. Operations commenced on September 26, 1994 upon the initial purchase of investment securities. The fund's fiscal year ends July
31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representive quoted bid and asked prices, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

 Prepaid organizational expenses include registration fees which are charged to income over 12 months, the estimated period of benefit. Other organizational expenses are amortized over a period not exceeding five years from commencement of operations. In the event that CRMC redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized deferred organization expenses.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,000 included $3,000 that was paid by the credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,791,000, of which $6,984,000 related to appreciated securities and $193,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the period ended July 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $146,795,000 at July 31, 1995.

3. The fee of $403,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.76% of the average net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. There can be no assurance that this voluntary fee waiver will continue in the future. Fee reductions amounted to $306,000 for the period ended July 31, 1995.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the period ended July 31, 1995, distribution expenses under the Plan were $260,000. As of July 31, 1995, accrued and unpaid distribution expenses were $11,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $41,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $266,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1995, aggregate amounts deferred were $4,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1995, accumulated undistributed net realized gain on investments was $2,246,000 and paid-in capital was $147,827,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $174,488,000 and $40,049,000 respectively, during the period ended July 31, 1995.

PER-SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                                Period
                                                                    September 26, 1994/1/
                                                                    to July 31, 1995



                                                                    $14.29

                                                                    -------

INCOME FROM INVESTMENT

 OPERATIONS:

 Net investment income                                              .76

 Net realized and

  unrealized gain

  on investments                                                    .85

                                                                    -------

  Total income from

   investment operations                                            1.61

                                                                    -------

LESS DISTRIBUTIONS:

 Dividends from net

  investment income                                                 (.76)

                                                                    -------

Net Asset Value, End of Period                                      $15.14

                                                                    =======



Total Return/2/                                                     11.62%/3/





RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                             $157

Ratio of expenses to average net assets                             .61%/3/ /4/

Ratio of net income to average net assets                            5.66%/3/

Portfolio turnover rate                                             46.42%/3/


/1/Commencement of operations.

/2/This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/Had CRMC not waived fees, the fund's ratio of expenses to average net assets would have been 0.94% for the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the period indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standard, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 1995 by correspondence with the custodian , provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
August 31, 1995

Tax Information (Unaudited)

All of the distributions paid by the fund from investment income earned in the period ended July 31, 1995 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the year-end information you receive from the fund's transfer agent.

                            PART C

OTHER INFORMATION
ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Financial Highlights

    Included in Statement of Additional Information - Part B

     Investment Portfolio Notes to Financial Statements
  Statement of Assets and Liabilities Per-Share Data and Ratios
  Statement of Operations Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS

 1. On file (see SEC file No. 33-80630, initial Registration Statement on Form N-1A filed 6/23/94).

 2. On file (see SEC file No. 33-80630, initial Registration Statement on Form N-1A filed 6/23/94).

 3. None.

 4. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 5. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 6. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 7. None.

 8. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

    9. On file (see SEC file No. 33-80630, Post-Effective Amendment No. 2 on Form N-1A filed 3/23/95).

 10. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 2 on Form N-1A filed 9/2/94).

 11. Consent of Independent Accountants.

 12. None.

 13. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 2 on Form N-1A filed 9/2/94).

 14. Copies of the model plan used in the establishment of any retirement plan
- not applicable

 15. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

    16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

    As of July 31, 1995

Title of Class                 Number of
                               Record Holders



Capital Stock                      5,154
 ($0.01 par value)



ITEM 27.  INDEMNIFICATION.

     Registrant, upon the effective date of this Registration Statement, will become a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy. The carrier of the primary policy in the amount of $15 million is American International Surplus Lines Insurance Company and it has a $250,000 deductible. The carrier of the secondary policy in the amount of $10 million is Chubb Custom Insurance Company. The carrier of the excess policy in the amount of $20 million is ICI Mutual Insurance Company.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VIII (h) of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 Registrant will comply with the indemnification requirements contained in the 1940 Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 4, 1980).
In addition, indemnification by the Corporation shall be consistent with the requirements of rule 484 under the Securities Act of 1933.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.

ITEM 29.   PRINCIPAL UNDERWRITERS.

  (A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)      (1)                            (2)                        (3)

       NAME AND PRINCIPAL              POSITIONS AND OFFICES       POSITIONS AND OFFICES
        BUSINESS ADDRESS                 WITH UNDERWRITER           WITH REGISTRANT



#      David A. Abzug                  Assistant Vice President    None



       John A. Agar                    Regional Vice President     None
        1501 N. University Drive
        Little Rock, AR  72207



       Robert B. Aprison               Regional Vice President     None
        2983 Brynwood Drive
        Madison, WI 53711



&      Richard Armstrong               Assistant Vice President    None



*      William W. Bagnard              Vice President              None



       Steven L. Barnes                Vice President              None
        8000 Town Line Avenue South
        Suite 204
        Minneapolis, MN 55438



       Michelle A. Bergeron            Regional Vice President     None
        1190 Rockmart Circle
        Kennesaw, GA  30144



       Joseph T. Blair                 Vice President              None
        27 Drumlin Road
        West Simsbury, CT 06092



       Ian B. Bodell                   Vice President              None
        3100 West End Avenue, Suite 870
        Nashville, TN 37215



       Michael L. Brethower            Vice President              None
        108 Hagen Court
        Georgetown, TX 78628



       C. Alan Brown                   Regional Vice President     None
        4619 McPherson Avenue
        St. Louis, MO  63108



*      Daniel C. Brown                 Director and Senior Vice President    None

@      J. Peter Burns                  Vice President              None



       Brian C. Casey                  Regional Vice President     None
        9508 Cable Drive
        Kensington, MD  20895

       Victor C. Cassato               Vice President              None
        999 Green Oaks Drive
        Littleton, CO  80121



       Christopher J. Cassin           Regional Vice President     None
        231 Burlington
        Clarendon Hills, IL 60514



       Denise M. Cassin                Regional Vice President     None
        1425 Vallejo, #203
        San Francisco, CA 94109



*      Larry P. Clemmensen             Director and Treasurer      None



*      Kevin G. Clifford               Senior Vice President       None



       Ruth M. Collier                 Vice President              None
        145 West 67th Street, #12K
        New York, NY  10023



       Thomas E. Cournoyer             Vice President              None
        2333 Granada Boulevard
        Coral Gables, FL  33134



%      Douglas A. Critchell            Vice President              None



*      Carl D. Cutting                 Vice President              None



       Michael A. Dilella              Vice President              None
        P.O. Box 661
        Ramsey, NJ  07446



       G. Michael Dill                 Senior Vice President       None
        3622 E. 87th Street
        Tulsa, OK  74137



       Kirk D. Dodge                   Vice President              None
        2617 Salisbury Road
        Ann Arbor, MI  48103



       Peter J. Doran                  Senior Vice President       None
        1205 Franklin Avenue
        Garden City, NY 11530



*      Michael J. Downer               Secretary                   Vice President



       Robert W. Durbin                Vice President              None
        74 Sunny Lane
        Tiffin, OH 44883



+      Lloyd G. Edwards                Vice President              None



@      Richard A. Eychner              Vice President              None



*      Paul H. Fieberg                 Senior Vice President       None



       John Fodor                      Regional Vice President     None
        5 Marlborough Street, Suite 51
        Boston, MA  02116



*      Mark P. Freeman, Jr.            Director and President      None



       Clyde E. Gardner                Vice President              None
        Route 2, Box 3162
        Osage Beach, MO 65065



#      Evelyn K. Glassford             Vice President              None



       Jeffrey J. Greiner              Regional Vice President     None
        5898 Heather Glen Court
        Dublin, OH  43017



*      Paul G. Haaga, Jr.              Director                    Chairman of the Board



       David E. Harper                 Vice President              None
        R.D. 1, Box 210, Rte. 519
        Frenchtown, NJ 08825



       Ronald R. Hulsey                Regional Vice President     None
        6744 Avalon
        Dallas, TX 75214



*      Robert L. Johansen              Vice President and Controller   None



*      V. John Kriss                   Senior Vice President       None



       Arthur J. Levine                Vice President              None
        12558 Highlands Place
        Fishers, IN 46038



#      Karl A. Lewis                   Assistant Vice President    None



       T. Blake Liberty                Regional Vice President     None
        12585-E East Tennessee Circle
        Aurora, CO  80012



*      Heather A. Maier               Assistant Vice President -   None
                                      Institutional Investment
                                      Services Division



       Stephen A. Malbasa              Regional Vice President     None
        13405 Lake Shore Blvd.
        Cleveland, OH  44110



       Steven M. Markel                Senior Vice President       None
        5241 S. Race Street
        Littleton, CO  80121



*      John C. Massar                  Senior Vice President       None



*      E. Lee McClennahan              Senior Vice President       None



       Laurie B. McCurdy               Regional Vice President     None
        6008 E. Anderson Drive
        Scottsdale, AZ 85255



&      John V. McLaughlin              Senior Vice President       None



       Terry W. McNabb                 Vice President              None
        2002 Barrett Station Road
        St. Louis, MO 63131



*      R. William Melinat              Vice President - Institutional   None
                                       Investment Services Division



       David R. Murray                 Regional Vice President     None
        25701 S.E. 32nd Place
        Issaquah, WA 98027



       Stephen S. Nelson               Vice President              None
        7215 Trevor Court
        Charlotte, NC 28226



*      Barbara G. Nicholich            Assistant Vice President -   None
                                       Institutional Investment
                                       Services Division

       William E. Noe                  Regional Vice President     None
        12535 Barkley
        Overland Park, KS  66209


       Peter A. Nyhus                  Regional Vice President     None
        3084 Wilds Ridge Court
        Prior Lake, MN 55372



       Eric P. Olson                   Regional Vice President     None
        62 Park Drive
        Glenview, IL 60025



       Fredric Phillips                Regional Vice President     None
        32 Ridge Avenue
        Newton Centre, MA  02161



#      Candance D. Pilgrim             Assistant Vice President    None



       Carl S. Platou                  Regional Vice President     None
        4021 96th Avenue, S.E.
        Mercer Island, WA 98040



*      John O. Post, Jr.               Vice President              None



       Steven J. Reitman               Vice President              None
        212 The Lane
        Hinsdale, IL  60521



       Brian A. Roberts                Regional Vice President     None
        12025 Delmahoy Drive
        Charlotte, NC  28277



*      George L. Romaine, Jr.          Vice President - Institutional   None
                                       Investment Services Division



       George S. Ross                  Vice President              None
        55 Madison Avenue
        Morristown, NJ 07960



*      Julie D. Roth                   Vice President              None



       Douglas F. Rowe                 Regional Vice President     None
        104 River Road
        Georgetown, TX 78628



*      Christopher S. Rowey            Regional Vice President     None



       Dean B. Rydquist                Vice President              None
        1080 Bay Pointe Crossing
        Alpharetta, GA 30202



       Richard R. Samson               Vice President              None
        4604 Glencoe, Avenue, # 4
        Marina del Rey, CA 90292



       Joe D. Scarpitti                Regional Vice President     None
        25760 Kensington Drive
        Westlake, OH 44145


*      R. Michael Shanahan             Chairman of the Board       None



       David W. Short                  Senior Vice President       None
        1000 RIDC Plaza, Suite 212
        Pittsburgh, PA  15238



*      Victor S. Sidhu                 Vice President - Institutional   None
                                       Investment Services Division



       William P. Simon, Jr.           Vice President              None
        554 Canterbury Lane
        Berwyn, PA 19312



*      John C. Smith                   Assistant Vice President -   None
                                       Institutional Investment
                                       Services Division



#      Mark S. Smith                   Director and Senior Vice President    None



*      Mary E. Smith                   Assistant Vice President,
                                       Institutional Investment
                                       Services Division           None



       Rodney G. Smith                 Regional Vice President     None
        2350 Lakeside Blvd., #850
        Richardson, TX 75082



       Nicholas D. Spadaccini          Regional Vice President     None
        855 Markley Woods Way
        Cincinnati, OH 45230



       Daniel S. Spradling             Senior Vice President       None
        #4 West Fourth Avenue, Suite 406
        San Mateo, CA  94402



       Craig R. Strauser               Regional Vice President     None
        17040 Summer Place
        Lake Oswego, OR 97035



       Francis N. Strazzeri            Regional Vice President     None
        31641 Saddletree Drive
        Westlake Village, CA 91361



&      James P. Toomey                 Assistant Vice President    None



+      Christopher E. Trede            Assistant Vice President    None



       George F. Truesdail             Vice President              None
        400 Abbotsford Court
        Charlotte, NC 28270



       Scott W. Ursin-Smith            Regional Vice President     None
        606 Glenwood Avenue
        Mill Valley, CA  94941



@      Andrew J. Ward                  Vice President              None



*      David M. Ward                   Assistant Vice President -  None
                                       Institutional Investment
                                       Services Division



       Thomas E. Warren                Regional Vice President     None
        4001 Crockers Lake Blvd., #1012
        Sarasota, FL  34238



#      J. Kelly Webb                   Senior Vice President       None



       Gregory J. Weimer               Regional Vice President     None
        125 Surrey Drive
        Canonsburg, PA  15317



#      Timothy W. Weiss                Director                    None



**     N. Dexter Williams              Vice President              None



       Timothy J. Wilson               Regional Vice President     None
        113 Farmview Place
        Venetia, PA  15367



*      Marshall D. Wingo               Senior Vice President       None



*      Robert L. Winston               Director and Senior Vice President    None



       William R. Yost                 Regional Vice President     None
        9320 Overlook Trail
        Eden Prairie, MN  55347



       Janet M. Young                  Regional Vice President     None
        1616 Vermont
        Houston, TX  77006




* Business Address, 333 South Hope Street, Los Angeles, CA 90071

** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111

#  Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

+ Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

   % Business Address, 3000 K. Street, N.W., Suite 230, Washington, D.C. 20007-5124

 (c) None

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230 and 5300 Robin Hood Road, Norfolk, VA 23514.

   Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.
  None.

ITEM 32. UNDERTAKINGS.

  (c) As reflected in the prospectus, Registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 25th day of September, 1995.

                               AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                               By /s/ Paul G. Haaga, Jr.
                              (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on September 25th, 1995, by the following persons in the capacities indicated.

         SIGNATURE                                TITLE



(1)      Principal Executive Officer:



          /s/ Abner D. Goldstine                  President and Director

            (Abner D. Goldstine)



(2)      Principal Financial Officer and
         Principal Accounting Officer:

                                                  Vice President and Treasurer

          /s/ Mary C. Cremin

            (Mary C. Cremin)



(3)      Directors:



         H. Frederick Christie*                   Director

         Diane C. Creel*                          Director

         Martin Fenton, Jr.*                      Director

         Leonard R. Fuller*                       Director

         Herbert Hoover III*                      Director

         Richard G. Newman*                       Director

         Peter C. Valli*                          Director





*By       /s/ Julie F. Williams

         Julie F. Williams, Attorney-in-Fact


 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
     /s/ Michael J. Downer
     Michael J. Downer
                                      C-12